SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934



                               March 29, 2000
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                     (Date of earliest event reported)


                       Peoples Community Bancorp, Inc.
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           (Exact name of registrant as specified in its charter)


Delaware                             000-29949                  31-1686242
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(State or other jurisdiction    (Commission File Number)      (IRS Employer
 of incorporation)                                         Identification No.)


11 S. Broadway, Lebanon, Ohio                                      45036
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(Address of principal executive offices)                         (Zip Code)


                                (513) 932-3876
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             (Registrant's telephone number, including area code)


                                Not  Applicable
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    (Former name, former address and former fiscal year, if changed since last report)

                                Page 1 of 5 Pages
                         Exhibit Index appears on Page 4


ITEM 2.   ACQUISITION AND DISPOSITION OF ASSETS

     On March 29, 2000, Peoples Community Bancorp, Inc. (the "Company") consummated the previously announced merger ("Merger") of Harvest Home Financial Corporation ("Harvest Home") with and into the Company. Upon consummation of the Merger, each former stockholder of Harvest Home became entitled to receive $9.00 in cash and 0.9 of a share of Company common stock, par value $0.01 per share ("Company Common Stock"), for each former share of common stock of Harvest Home, no par value per share ("Harvest Home Common Stock"). Each outstanding option to purchase Harvest Home Common Stock was canceled in exchange for the payment of the value of such options in cash. Up to 787,760 shares of Company Common Stock will be issued upon exchange for former shares of Harvest Home Common Stock. Prior to the date of the Merger, Harvest Home was a bank holding company for Harvest Home Savings Bank ("Harvest Home Savings") which was principally engaged in the business of attracting deposits from the general public and using such deposits, together with funds generated from operations and borrowings, primarily to originate one-to four-family residential loans in Ohio. As of December 31, 1999, Harvest Home had total assets of $99.7 million, total deposits of $64.6 million and stockholders' equity of $9.9 million.

     Additional information regarding the Merger is included in the Company's registration statement on Form S-1 filed on December 17, 1999, as amended.

ITEM 5.   OTHER EVENTS

     On March 29, 2000, the Company also completed the mutual-to-stock conversion ("Conversion") of The People's Building, Loan and Savings Company ("Peoples"), and the sale of 1,190,000 shares of Company Common Stock at $10.00 per share for total gross proceeds of $11,900,000 million. Immediately prior to the completion of the Conversion on March 29, 2000, The Oakley Improved Building & Loan Company ("Oakley") merged with and into Peoples. Oakley was an Ohio chartered mutual savings and loan association. As of December 31, 1999, Oakley had total assets of $19.4 million, total deposits of $15.9 million and retained earnings of $2.6 million.



















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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


FINANCIAL STATEMENTS AND PRO FORMA DATA:

     (a) The following audited financial statements of Harvest Home are incorporated by reference to the Company's registration statement on Form S-1 filed with the Securities and Exchange Commission on December 17, 1999, as amended:

     Independent Auditors' Report

     Consolidated Statements of Financial Condition as of September 30, 1999
       and 1998

     Consolidated Statements of Earnings for the Years Ended September 30,
       1999, 1998 and 1997

     Consolidated Statements of Comprehensive Income for the Years Ended
       September 30, 1999, 1998 and 1997

     Consolidated Statement of Stockholders' Equity for the Years Ended
       September 30, 1999, 1998 and 1997

     Consolidated Statements of Cash Flows for the Years Ended September 30,
       1999, 1998 and 1997

     Notes to Consolidated Financial Statements

     The following unaudited, consolidated interim financial statements of Harvest Home are incorporated by reference to the Quarterly Report on Form 10-QSB for the quarter ended December 31, 1999 filed by Harvest Home with the Securities and Exchange Commission:

     Consolidated Statements of Financial Condition for the Three Months
       Ended December 31, 1999 and 1998

     Consolidated Statements of Earnings for the Three Months Ended December
       31, 1999 and 1998

     Consolidated Statements of Comprehensive Income for the Three Months
       Ended December 31, 1999 and 1998







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     Consolidated Statements of Cash Flows for the Three Months Ended
       December 31, 1999 and 1998

     Notes to Consolidated Financial Statements

     (b) The pro forma financial information is incorporated by reference to the Company's registration statement on Form S-1 filed with the Securities and Exchange Commission on December 17, 1999, as amended, under the heading "Pro Forma Unaudited Combined Consolidated Financial Information."

     (c)  EXHIBITS:


       EXHIBIT NUMBER                                DESCRIPTION



       2(i) Agreement and Plan of Merger, dated as of September 30, 1999, by and between the Company, Peoples and Harvest Home.*


       2(ii)                             Plan of Conversion, dated as of
                                         September 30, 1999.*


       99 Press Release issued by the Company on March 29, 2000 with respect to the closing.


















___________________________________

* This exhibit is incorporated by reference to the Company's registration statement on Form S-1 as filed on December 17, 1999 as amended.




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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    PEOPLES COMMUNITY BANCORP, INC.



Date: April 12, 2000                By:   /s/ Jerry D. Williams
                                          ------------------------------------
                                          Jerry D. Williams
                                          President and
                                          Chief Executive Officer




























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